UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 to May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

May 31, 2011
(Unaudited)

Fiduciary/Claymore MLP Opportunity Fund

FMO

FAMCO
FIDUCIARY ASSET MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/fmo

... your pipeline to the LATEST,

most up-to-date INFORMATIONabout the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder l

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended May 31, 2011.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Under normal market conditions, Fiduciary Asset Management, LLC (“FAMCO”), the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities, which can provide shareholders with attractive tax-deferred income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2011, the Fund provided a total return based on market price of 5.79% and a return of 6.57% based on NAV. As of May 31, 2011, the Fund’s last closing market price of $21.48 represented a premium of 5.76% to the Fund’s NAV of $20.31. Past performance is not a guarantee of future results. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2011, FAMCO managed and supervised approximately $17.8 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund paid quarterly distributions of $0.3400 per share on January 31, 2011, and $0.3450 on April 29, 2011. On May 2, 2011, the Fund announced an increase in the quarterly dividend to $0.3475 per share, effective with the July 2011 dividend. The new dividend represents an annualized distribution rate of 6.47% based on the Fund’s closing market price of $21.48 as of May 31, 2011.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

Semiannual Report l May 31, 2011 l 3

FMO l Fiduciary/Claymore MLP Opportunity Fund l Dear Shareholder continued

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You’ll find information on FAMCO’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/fmo.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers l

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC (“FAMCO”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semiannual period ended May 31, 2011.

Please remind us of this Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of tax-deferred return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and invests at least 65% of its managed assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. FAMCO, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, FAMCO may seek to protect the Fund against significant drops in market prices of MLPs when FAMCO’s valuation models indicate that MLPs may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place at period end.

How would you describe the master limited partnership market over the last six months?

The environment for MLPs was generally positive, with strong fundamentals, although there was a bit of a pullback near the end of the period. As capital markets improved during 2010, MLPs were among the best performing asset classes, substantially outperforming the broad equity market. Following this period of exceptional strength, it was reasonable to anticipate that returns would be more moderate in 2011. For the six-month period ended May 31, 2011, the MLP category, as measured by the Alerian MLP Index (the “Index”), returned 5.88%. This compared with a return of 15.03% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

There were several reasons for the weakness experienced by MLPs in May 2011. Following many months of very strong performance, the market valuation of MLPs as a group was above the midpoint of what would generally be considered fair valuation. Also, there was a brief but significant drop in commodity prices, specifically in the price of crude oil. And finally there was a proposal by the U.S. Treasury to tax pass-through vehicles such as MLPs as corporations. FAMCO believes this proposal is unlikely to be enacted, particularly before the next general election, but the possibility of an unfavorable tax change affected investors’ perception of MLP valuations.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2011, the Fund provided a total return based on market price of 5.79% and a return of 6.57% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2011, was $21.48, representing a 5.76% premium to the NAV of $20.31. On November 30, 2010, the Fund’s closing market price was $20.96, which represented a premium of 6.45% to the NAV of $19.69.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax

Semiannual Report l May 31, 2011 l 5

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2011, the Fund’s NAV included a net deferred tax liability of $137.5 million, or $5.63 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions of $0.340 in January 2011 and $0.345 in April 2011. On May 2, 2011, the Fund announced that it is increasing its quarterly dividend to $0.3475 per share, effective with the July 2011 dividend. The new dividend represents an annualized distribution rate of 6.47% based on the Fund’s last closing market price of $21.48 as of May 31, 2011.

The Fund’s 2010 distributions were classified as 100% ordinary dividends of which 100% qualifies as Qualified Dividend Income (“QDI”) or Dividends Received Deduction (“DRD”). The Fund’s 2010 tax classifications, which differ from previous years’ tax classifications, are primarily the result of realized gains on investments. These realized gains are considered current year earnings and profits. If the Fund generates current earnings and profits (as defined by the I.R.S. for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. As FMO is structured as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, these gains are passed on to shareholders as distribution income, which is eligible for QDI or DRD tax treatment.

As of December 31, 2010, the Fund had distributed $7.77 per common share of distributions to its shareholders since the Fund’s inception in 2004. Approximately $6.35 per common share or 82% of these distributions were considered non-dividend distributions, also known as return of capital, and $1.42 per common share or 18% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. Of the $1.42 per common share of the Fund’s distributions that were considered ordinary dividends since inception, $1.34 per common share of this amount was distributed to shareholders in 2010.

FAMCO and Guggenheim Funds Investment Advisors, LLC do not provide tax advice, and investors should consult their tax advisor for further information

How was the Fund’s portfolio positioned over the last six months, and what has that meant for performance?

The Fund continues to be concentrated in the two largest sectors of the MLP market, which are diversified gas and midstream oil; these two sectors together represent more than 80% of the Alerian Index. As of May 31, 2011, midstream oil represented 35.1% of the Fund’s long-term investments and diversified gas represented 48.9%, for a total of 84.0% of the Fund’s long-term investments.

Near the end of the previous fiscal year, the Fund’s focus was adjusted to provide more exposure to commodity prices, and this was positive for performance, as commodity prices continued to rise. Also positive was a slightly overweight position relative to the Index in the coal sector, along with favorable security selection in this sector. The sector outperformed the Index for the period. The Fund benefitted especially from two positions in the coal sector, Alliance Resource Partners and Oxford Resource Partners (1.2% and 1.1%, respectively, of the Fund’s long-term investments), each of which returned close to 20%.

The most important source of the Fund’s strong performance relative to the Index was an increased weight in gathering and processing; the Fund currently has a weight in gathering and processing approximately double that of the Index.

The Fund is underweight relative to the Index in oil and gas producing MLPs, not because of a negative view of the category but because many of the MLPs in this subsector are not of the quality and financial strength that is considered appropriate for the Fund. However, oil and gas producing securities were among the best performing holdings during the six-month period ended May 31, 2011. EV Energy Partners, L.P. (2.0% of the Fund’s long-term investments) performed especially well, returning almost 50% for the period.

In terms of geographic focus, the Fund has substantial exposure to the Eagle Ford shale fields in south Texas and the Bakken shale fields in North Dakota and eastern Montana. The economics of these areas are driven by crude oil and natural gas liquids such as propane, which have pricing that correlates mainly to oil prices. The Fund’s investments in these regions are concentrated in gathering and processing and pipeline entities, a positioning that has proven to be an effective way to participate in the growth in these basins. The Eagle Ford is further along in its development than the Bakken, but both continue to expand production. The Fund’s holdings active in these regions that have performed well include Copano Energy, Enterprise Products Partners and ONEOK Partners L.P. (2.9%, 8.9% and 1.7%, respectively, of the Fund’s long-term investments).

As discussed in the Fund’s last annual report, in August 2010 the Fund raised approximately $78.8 million by offering additional shares to the public. An advantage of raising new capital in a fund such as this is that it makes it possible to make new investments without incurring the tax liability associated with selling appreciated securities. Among the most successful new investments have been private placements known as PIPE (private investments in public

6 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

equities) investments, which involve purchasing securities at a discount to the current market price on the condition that the securities purchased must be held for a specified period of time. These opportunities often arise when a publicly traded company has a need for capital, perhaps for an acquisition, and prefers not to raise capital in the public market. One such investment that performed well was in Buckeye Partners, L.P. (3.2% of the Fund’s long-term investments), one of the longest tenured limited partnerships, which traces its origins to the original Standard Oil Company. The Fund invested in a restricted security issued by Buckeye to finance a significant acquisition. This was an interesting situation in that the underlying security was down during the six month period, but the restricted security generated a positive return for the Fund because it was purchased at a discount in January 2011.

The Fund did have a few positions with negative returns over this period. One significant holding that was down was Energy Transfer Partners, L.P. (1.9% of the Fund’s long-term investments). The Fund has exposure to this entity’s underlying natural gas and transportation business both through Energy Transfer Partners and through Energy Transfer Equity, L.P. (3.4% of the Fund’s long-term investments), the general partnership entity, which was up for the period.

Another negative was Inergy, L.P. (1.7% of the Fund’s long-term investments), a propane limited partnership that has been in the portfolio for some time. This formerly large position has been reduced, but it detracted from performance over the period.

A negative for the Fund’s performance relative to the Index was not owning Linn Energy, LLC, a large upstream oil and gas producing MLP, which was a major contributor to the performance of the Index. This company is in businesses similar to those of EV Energy Partners, but FAMCO considers Linn to be lower in quality. Speaking more broadly, the Fund’s policy of not owning the lowest quality MLPs hurt performance over this period, when lower quality securities performed better than higher quality ones in virtually all asset classes. While this concentration on higher quality entities hurt performance over this period, FAMCO believes it will be positive for the Fund’s long-term return.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2011, the Fund’s leverage of $190 million was approximately 28% of managed assets, which represented an asset coverage ratio of approximately 361%, higher than the 300% required by the Investment Company Act of 1940, as amended. Since the return on the investments in the Fund’s portfolio was greater than the cost of leverage, the leverage strategy contributed positively to performance.

What is the current outlook for the MLP market?

Following a period of very strong performance by MLPs, FAMCO considers the asset class to be fairly valued at this time. This means that investors can expect to receive a current yield in the area of 6%, with some growth in income over the next few years. If interest rates rise over time, which seems likely, considering their current low level, that could be somewhat negative for the performance of income-producing investments such as MLPs.

Over the near term, in an environment of political and economic uncertainty, it seems likely that there will be considerable volatility in the MLP market, with a generally upward trend. This volatility may create buying opportunities for the Fund. Also, changing dynamics in the energy industry may present opportunities for further PIPE investments such as the ones that have contributed to the Fund’s performance in recent months.

FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than many other income-oriented investments. Additionally, MLPs also offer tax deferral features.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Semiannual Report l May 31, 2011 l 7

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s cash receipts will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred returns of capital. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of tax-deferred return of capital, the Fund anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of tax-deferred return of capital. However, to the extent that the Fund receives taxable distributions from MLPs or other issuers in which it invests, or earns income or gains on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in a taxable year. There can be no assurance as to what portion of any future distribution will consist of tax deferred return of capital or taxable dividend income.

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Concentration Risk. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held bycontrol persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Risks of Leverage. The Fund’s use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

Non-Diversified Status. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Management Risk, and Current Developments Risk. Please see www.guggenheimfunds.com/fmo for a more detailed discussion about Fund risks and considerations.

8 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Fund Summary l As of May 31, 2011 (unaudited)

Fund Statistics
Share Price		$21.48
Common Share Net Asset Value		$20.31
Premium/(Discount) to NAV		5.76%
Net Assets ($000)		$496,214

Total Returns
(Inception 12/28/04)	Market	NAV
Six Months	5.79%	6.57%
One Year	23.50%	33.21%
Three Year (annualized)	6.56%	6.28%
Five Year (annualized)	11.12%	7.42%
Since Inception (annualized)	8.40%	8.30%

		% of Long-Term
Sector Allocation		Investments
Diversified Gas Infrastructure		48.9%
Midstream Oil Infrastructure		35.1%
Propane		6.3%
Oil and Gas Production		3.9%
Coal		3.7%
Marine Transportation		1.8%
Consumer Discretionary		0.3%

		% of Long-Term
Top Ten Issuers		Investments
Enterprise Products Partners, LP		8.9%
Kinder Morgan Management, LLC		7.4%
Regency Energy Partners, LP		6.5%
Plains All American Pipeline, LP		5.8%
Magellan Midstream Partners, LP		4.8%
Enbridge Energy Partners, LP		4.6%
Suburban Propane Partners, LP		3.5%
Energy Transfer Equity, LP		3.4%
Williams Partners, LP		3.3%
Buckeye Partners, LP		3.2%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Semiannual Report l May 31, 2011 l 9

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Portfolio of Investments l May 31, 2011 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments – 164.8%
	Common Stock – 0.7%
	Oil and Gas Production – 0.7%
756,924	Abraxas Petroleum Corp.(a) (b) (c)
	(Cost $2,468,889)	$ 3,321,248

Principal
Amount	Description	Value
	Term Loans – 0.1%
$ 794,736	Clearwater Subordinated Note NR(a)(b) (c) (d)
	(Cost $794,736)	262,263

Number
of Shares	Description	Value
	Master Limited Partnerships – 164.0%
	Coal – 6.1%
100,000	Alliance Holdings GP, LP	4,699,000
131,800	Alliance Resource Partners, LP	9,606,902
217,270	Natural Resource Partners, LP	7,015,648
365,000	Oxford Resource Partners, LP(e)	9,041,050
		30,362,600
	Consumer Discretionary – 0.4%
81,340	Stonemor Partners, LP	2,116,467
	Diversified Gas Infrastructures – 80.5%
125,000	Chesapeake Midstream Partners, LP	3,280,000
716,587	Copano Energy, LLC(e)	24,048,660
280,000	Crestwood Midstream Partners, LP	7,792,400
703,784	Crestwood Midstream Partners, LP(a)(b)(c)(f)	18,212,334
627,095	DCP Midstream Partners, LP(e)	25,416,160
658,654	El Paso Pipeline Partners, LP(e)	22,637,938
664,450	Energy Transfer Equity, LP(e)	27,999,923
329,237	Energy Transfer Partners, LP(e)	15,642,050
1,753,201	Enterprise Products Partners, LP(e)	73,003,290
286,985	Exterran Partners, LP(e)	7,378,384
381,225	MarkWest Energy Partners, LP(e)	18,115,812
167,085	ONEOK Partners, LP	13,924,864
233,590	PAA Natural Gas Storage, LP(a) (c)	5,272,708
1,150,800	Regency Energy Partners, LP(e)	28,988,652
958,333	Regency Energy Partners, LP(a)(c)	24,090,928
508,415	Targa Resources Partners, LP(e)	17,570,822
478,250	TC PipeLines, LP(e)	22,076,020
499,600	Western Gas Partners, LP(e)	17,456,024
504,300	Williams Partners, LP(e)	26,687,556
		399,594,525

Number
of Shares	Description	Value
	Marine Transportation – 2.9%
498,700	Teekay Offshore Partners, LP (Marshall Islands)	$ 14,487,235
	Midstream Oil Infrastructure – 57.9%
446,177	Buckeye Partners, LP, Class B(a)(b)(c)(f)	26,194,205
259,120	Enbridge Energy Management, LLC(b)(f)	8,037,902
1,237,004	Enbridge Energy Partners, LP(e)	37,988,393
923,305	Genesis Energy, LP(e)	25,326,256
305,570	Global Partners, LP(e)	7,929,541
169,725	Holly Energy Partners, LP(e)	9,339,967
932,529	Kinder Morgan Management, LLC(b)(e) (f)	60,866,168
662,726	Magellan Midstream Partners, LP(e)	39,140,598
250,000	NuStar GP Holdings, LLC(e)	9,065,000
603,479	Plains All American Pipeline, LP(e)	37,560,533
164,372	Plains All American Pipeline, LP	10,230,513
100,385	Sunoco Logistics Partners, LP	8,492,571
200,000	TransMontaigne Partners, LP	6,942,000
		287,113,647
	Oil and Gas Production – 5.8%
289,212	EV Energy Partners, LP(e)	16,007,884
412,346	Pioneer Southwest Energy Partners, LP(e)	12,646,652
		28,654,536
	Propane – 10.4%
288,400	Ferrellgas Partners, LP(e)	7,593,572
377,911	Inergy, LP(e)	14,016,719
73,600	NGL Energy Partners, LP	1,541,184
539,400	Suburban Propane Partners, LP(e)	28,464,138
		51,615,613
	Total Master Limited Partnerships – 164.0%
	(Cost $470,797,595)	813,944,623
	Total Long-Term Investments – 164.8%
	(Cost $474,061,220)	817,528,134

See notes to financial statements.

10 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Short-Term Investments – 2.0%
	Money Market – 2.0%
9,948,410	Dreyfus Treasury & Agency Cash Management – Investor Shares
	(Cost $9,948,410)	$ 9,948,410
	Total Investments – 166.8%
	(Cost $484,009,630)	827,476,544
	Liabilities in excess of Other Assets – (28.5%)	(141,262,607)
	Borrowings – (38.3% of Net Assets or
	23.0% of Total Investments)	(190,000,000)
	Net Assets – 100.0%	$ 496,213,937

LLC – Limited Liability Company

LP – Limited Partnership

MLP – Master Limited Partnership

(a)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees.
The total market value of such securities is $77,353,686 which represents 15.6% of net assets applicable to common shares.

(b)	Non-income producing security.

(c)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the restricted securities aggregate market value amounted to $77,353,686 or 15.6% of net assets.

(d)	Company has filed for protection in federal bankruptcy court.

(e)	All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. As of May 31, 2011, the total amount segregated was $433,223,377.

(f)	While non-income producing, security makes regular in-kind distributions

See notes to financial statements.

Semiannual Report l May 31, 2011 l 11

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities l May 31, 2011 (unaudited)

Assets
Investments in securities, at value (cost $484,009,630)	$827,476,544
Cash	446,203
Other assets	87,938
Total assets	828,010,685
Liabilities
Borrowings	190,000,000
Net deferred tax liability	137,376,566
Net unrealized depreciation on interest rate swaps	3,441,910
Advisory fee payable	586,808
Current tax liability	140,797
Interest due on borrowings	31,693
Administration fee payable	12,144
Accrued expenses and other liabilities	206,830
Total liabilities	331,796,748
Net Assets	$496,213,937
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 24,432,393 shares issued and outstanding	$244,324
Additional paid-in capital	299,548,689
Net unrealized appreciation on investments and swaps, net of tax	197,338,886
Accumulated net realized gain on investments and swaps, net of tax	33,707,939
Accumulated net investment loss, net of tax	(34,625,901)
Net Assets	$496,213,937
Net Asset Value
(based on 24,432,393 common shares outstanding)	$20.31

See notes to financial statements.

12 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations l For the six months ended May 31, 2011 (unaudited)

Investment Income
Distributions from master limited partnerships	$21,388,987
Less: Return of capital distributions	(21,388,747)
Total investment income		$240
Expenses
Advisory fee	3,377,973
Professional fees	127,535
Trustees’ fees and expenses	105,088
Administration fee	70,615
Fund accounting	64,142
Printing expense	52,104
Custodian fee	44,348
NYSE listing fee	12,194
Miscellaneous	11,287
Insurance	10,449
Transfer agent fee	9,634
Interest expense and fees on borrowings	1,173,235
Total expenses		5,058,604
Advisory fees waived		(86,397)
Net expenses		4,972,207
Net investment loss before taxes		(4,971,967)
Deferred tax benefit		3,430,355
Current tax expense		(1,177,495)
Net investment loss		(2,719,107)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		6,665,850
Net realized gain/(loss) on swaps		(1,777,728)
Deferred tax expense		(2,214,869)
Net realized gain/(loss) on investments		2,673,253
Net change in unrealized appreciation on investments before taxes		56,570,971
Net change in unrealized appreciation on swaps		1,392,493
Deferred tax expense		(26,263,963)
Net unrealized appreciation on investments and swaps		31,699,501
Net realized and unrealized gain/(loss) on investments and swaps		34,372,754
Net Increase in Net Assets Resulting from Operations		$31,653,647

See notes to financial statements.

Semiannual Report l May 31, 2011 l 13

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statements of Changes in Net Assets l

	For the
	Six Months Ended	For the
	May 31, 2011	Year Ended
	(unaudited)	November 30, 2010
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(2,719,107)	$(4,500,543)
Net realized gain/(loss)	2,673,253	24,591,262
Net change in unrealized appreciation	31,699,501	103,724,645
Net increase in net assets resulting from operations	31,653,647	123,815,364
Distributions to Common Shareholders
From and in excess of net investment income	–	–
Return of capital	(16,688,576)	(27,968,293)
	(16,688,576)	(27,968,293)
Capital Share Transactions
Net proceeds from common shares issued through add-on and overnight offerings	–	97,770,422
Net proceeds from common shares issued through dividend reinvestment	2,077,469	3,957,756
Common share offering costs charged to paid-in capital	–	(492,510)
Net increase from capital share transactions	2,077,469	101,235,668
Total increase in net assets	17,042,540	197,082,739

Net Assets
Beginning of period	479,171,397	282,088,658
End of period (including accumulated net investment losses of
$34,625,901 and $31,906,794, respectively, net of tax)	$496,213,937	$479,171,397

See notes to financial statements.

14 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Statement of Cash Flows l For the six months ended May 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$31,653,647
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(57,963,464)
Net realized gain on investments before taxes	(6,665,850)
Purchases of long-term investments	(85,661,378)
Proceeds from sale of long-term investments	71,532,883
Net proceeds of short-term investments	(6,651,529)
Decrease in receivable for investments sold	2,547,740
Increase in other assets	(66,796)
Increase in deferred tax liability	25,048,477
Increase in current tax liability	27,495
Increase in interest due on borrowings	19,931
Increase in advisory fee payable	101,582
Increase in administration fee payable	856
Decrease in offering costs payable	(285,804)
Increase in accrued expenses and other liabilities	30,986
Return of capital distributions received from investee companies	21,388,747
Investee companies bankruptcy reorganization fees	(213)
Net Cash Used by Operating Activities	$(4,942,690)
Cash Flows From Financing Activities:
Proceeds from borrowings	20,000,000
Distributions to Common Shareholders	(14,611,107)
Net Cash Provided by Financing Activities	5,388,893
Net change in cash	446,203
Cash at Beginning of Period	–
Cash at End of Period	$446,203
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,153,304
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$3,053,527
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$1,150,000
Supplemental Disclosure of Cash Flow Information: Tax refund received during the period	$94,286
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$2,077,469

See notes to financial statements.

Semiannual Report l May 31, 2011 l 15

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Financial Highlights l

	For the	For the	For the	For the	For the	For the
	Six months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	May 31, 2011	November	November	November	November	November
for a share outstanding throughout the period	(unaudited)	30, 2010	30, 2009	30, 2008	30, 2007	30, 2006
Net asset value, beginning of period	$19.69	$15.00	$12.09	$23.11	$22.49	$19.78
Income from investment operations
Net investment loss (a) (b)	(0.20)	(0.36)	(0.44)	(0.70)	(0.67)	(0.33)
Net realized and unrealized gain/loss (b)	1.51	6.41	4.76	(8.85)	2.66	4.29
Total from investment operations	1.31	6.05	4.32	(9.55)	1.99	3.96
Common shares’ offering expenses charged to paid-in capital	–	(0.02)	– *	–	–	–
Distributions to Common Shareholders
From and in excess of net investment income	–	–	–	(0.08)	–	–
Return of capital	(0.69)	(1.34)	(1.41)	(1.39)	(1.37)	(1.25)
Net asset value, end of period	$20.31	$19.69	$15.00	$12.09	$23.11	$22.49
Market value, end of period	$21.48	$20.96	$16.24	$11.42	$22.66	$21.87
Total investment return (c)
Net asset value	6.57%	41.57%	38.03%	-43.55%	8.53%	20.70%
Market value	5.79%	38.56%	57.32%	-45.67%	9.70%	29.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$496,214	$479,171	$282,089	$221,155	$418,438	$406,295
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.53%	1.52%	1.76%	1.79%	1.62%	1.69%
Interest expense	0.47%	0.56%	1.23%	1.83%	2.13%	2.17%
Current and deferred tax expense/(benefit)	10.54%	22.37%	23.33%	(31.96)%	5.65%	13.03%
Total net expense ratio	12.54%	24.45%	26.32%	(28.34)%	9.40%	16.89%
Gross operating expense ratio	1.56%	1.60%	1.76%	1.79%	1.62%	1.69%
Interest expense	0.47%	0.56%	1.23%	1.83%	2.13%	2.17%
Current and deferred tax expense/(benefit)	10.54%	22.37%	23.33%	(31.96)%	5.65%	13.03%
Total gross expense ratio	12.57%	24.53%	26.32%	(28.34)%	9.40%	16.89%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.53)%	(1.48)%	(2.14)%	(1.71)%	(0.62)%	0.55%
Net investment income/(loss), including interest expense and tax expense/benefit	(12.54)%	(24.41)%	(26.70)%	28.42%	(8.40)%	(14.66)%
Portfolio Turnover Rate	9%	15%	30%	22%	11%	21%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$190,000	$170,000	$110,263	$72,263	$175,000	$150,000
Asset coverage per $1,000 of indebtedness (d)	$3,612	$3,819	$3,558	$4,060	$3,391	$3,709

*	Less than $0.01.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See

Note 2(b) of the Notes to Financial Statements for additional information.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Notes to Financial Statements l May 31, 2011 (unaudited)

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be tax-deferred return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The fair value estimates for the Fund’s Level 3 securities in the Fund were determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. As described above, there were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security, analysis of the company’s performance, and the present value of the potential future earnings of the investment.

Semiannual Report l May 31, 2011 l 17

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements (unaudited) continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2011:
Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships:
Coal	$30,363	$–	$–	$30,363
Consumer Discretionary	2,117	–	–	2,117
Diversified Gas Infrastructures	352,019	47,576	–	399,595
Marine Transportation	14,487	–	–	14,487
Midstream Oil Infrastructure	260,920	26,194	–	287,114
Oil and Gas Production	28,655	–	–	28,655
Propane	51,615	–	–	51,615
Common Stock	–	3,321	–	3,321
Term Loans	–	–	262	262
Money Market Fund	9,948	–	–	9,948
Total	$750,124	$77,091	$262	$827,477
Liabilities:
Derivatives	$–	$3,442	$–	$3,442
Total	$–	$3,442	$–	$3,442

Level 3 Holdings
Beginning Balance at 11/30/10
Other Equity Securities				–
Incentive Distribution Rights				–
Warrants				–
Term Loans				408
Total Realized Gain/Loss				–
Other Equity Securities				(23,112)
Incentive Distribution Rights				–
Warrants				–
Term Loans				(296)
Change in Unrealized Gain/Loss
Other Equity Securities				23,112
Incentive Distribution Rights				–
Warrants				–
Term Loans				296
Net Purchases				–
Sales
Other Equity Securities				–
Incentive Distribution Rights				–
Warrants				–
Term Loans				(146)
Transfers In				–
Transfers Out				–
Ending Balance at 5/31/11
Other Equity Securities				–
Incentive Distribution Rights				–
Warrants				–
Term Loans				262
Total Level 3 holdings				$262

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at May 31, 2011.

There were no transfers between levels during the period ended May 31, 2011.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended May 31, 2011, the Fund estimated greater than 99.9% of its distributions from MLPs as return of capital and less than 0.1% of its distributions from MLPs as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2012.

(d) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

18 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements (unaudited) continued

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser furnished offices, necessary facilities and equipment, provides administrative services, oversees the activities of Fiduciary Asset Management, LLC (“FAMCO” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and Trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees of the Fund who are FAMCO’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officer or trustees who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued through the add-on and overnight offerings for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $86,397, of which $43,198 was waived by the Sub-Adviser, were waived for the period ended May 31, 2011. See Note 8 for additional information regarding the add-on and overnight offerings.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the

Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2011 is as follows::

Cost of			Net tax	Net tax
investments	Gross tax	Gross tax	unrealized	unrealized
for tax	unrealized	unrealized	appreciation	depreciation
purposes	appreciation	depreciation	on investments	on derivatives
$444,118,109	$383,895,324	$(536,889)	$383,358,435	$(3,441,910)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) (formerly known as Statement of Financial Accounting Standard (“FAS”) No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current tax expense	$1,177,495
Deferred federal income tax expense	19,826,813
Deferred state income tax expense	5,221,664
Total current and deferred tax expense	$26,225,972

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$20,257,867	35.00%
State income taxes	6,062,391	10.47%
Foreign income taxes refund	(94,286)	-0.16%
Total	$26,225,972	45.31%

Semiannual Report l May 31, 2011 l 19

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements (unaudited) continued

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2011, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss carryforward	$21,956,917
Valuation allowance	(6,541,623)
Deferred tax asset	$15,415,294
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(152,791,860)
Net deferred tax liability	$(137,376,566)

On January 13, 2011, Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increases 2.2% from the pre-enactment rate of 4.8% to the rate of 7.0%. For years after 2014 through 2024 the rate increases to 0.45% for a total rate of 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%.

At November 30, 2010 (the most recent fiscal year ended for federal income tax purposes), the Fund had a remaining net operating loss carryforward of $35,918,267. The net operating loss carryforward is set to expire as follows: $12,387,256 in 2026, $10,333,986 in 2027 and $13,197,025 in 2029. At November 30, 2010 (the most recent fiscal year ended for federal income tax purposes), the Fund had a capital loss carryforward of $14,463,563. If not utilized, the capital loss carryforward will expire November 30, 2014.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The valuation allowance for state income tax purposes by period end was as follows.

Period ended	Valuation Allowance
May 31, 2011	$1,541,508
November 30, 2010	868,170
November 30, 2009	1,138,993
November 30, 2008	652,188
November 30, 2007	1,665,241
November 30, 2006	675,523
$6,541,623

The valuation allowance for state income tax purposes was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the period ended May 31, 2011, purchases and sales of investments, excluding short-term securities, were $85,661,378 and $71,532,883, respectively.

Note 6 – Derivatives:
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the period ended May 31, 2011, in order to hedge its exposure to short-term rates paid on its credit facility. As of May 31, 2011, the total amount segregated in connection with swap agreements was $14,188,140. As of May 31, 2011, the Fund had swaps with a total notional value of $60,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2011, were as follows:

		Notional			Unrealized
	Termination	Amount	Fixed		Appreciation/
Counterparty	Date	$(000)	Rate	Floating Rate	(Depreciation)
Merrill Lynch	01/30/2013	$30,000	3.49%	1-Month LIBOR	$(1,855,554)
Morgan Stanley	03/19/2013	$30,000	3.13%	1-Month LIBOR	(1,586,356)
					$(3,441,910)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $3,441,910 is presented as a liability on the Statement of Assets and Liabilities.

20 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements (unaudited) continued

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended May 31, 2011.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the period ended May 31, 2011:

(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes
Swaps
Interest Rate Risk	$ (1,778)

Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$ 1,392

The Fund did not enter into any new swap agreements during the period ended May 31, 2011.

Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement. Effective May 14, 2010, interest on the amount borrowed was reduced to the 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at LIBOR plus 0.95%. Amounts outstanding in connection with the Fund’s credit facility and the effective date of the change in amount outstanding are presented as follows:

Date	Amount Outstanding
January 27, 2011	$175,000,000
March 30, 2011	190,000,000

At May 31, 2011, there was $190,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2011, was $178,626,374 with a related weighted average interest rate of 1.31%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2011, was $190,000,000.

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 24,432,393 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	May 31, 2011	November 30, 2010
Beginning shares	24,334,852	18,807,181
Shares issued through dividend reinvestment	97,541	210,771
Common shares issued through add-on offering	–	1,066,900
Common shares issued through overnight offering	–	4,250,000
Ending shares	24,432,393	24,334,852

On October 15, 2009, the Fund’s prospectus for the continuous offering of additional shares (“add-on offering”) became effective. The add-on offering allowed for the issuance of up to an additional $125,000,000 of common shares. On November 6, 2009, the Fund entered into an add-on offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to an additional $125,000,000 of common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On August 18, 2010, the Fund’s prospectus for an overnight offering of additional shares (“overnight offering”) became effective. The Fund entered into an overnight offering sales agreement with the Adviser and Morgan Stanley & Co. Inc., Citigroup Global Markets Inc. and UBS Securities LLC to offer and sell up to an additional 5,250,000 common shares. The overnight offering resulted in the issuance of 4,250,000 of additional common shares. As of May 31, 2011, the Fund had no pending subscriptions.

The Adviser has paid the costs associated with the add-on and overnight offering of shares and will be reimbursed by the Fund up to 0.60% of the value of each share sold under this program, up to the lesser of the costs incurred or $528,664. Through May 31, 2011, the Fund paid $519,161 associated with the add-on and overnight offerings.

Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of May 31, 2011, the Fund held the following restricted securities:

				Fair	Price at
	Date of	Shares/	Current	Market	Acquisition Date		5/31/2011
Security	Acquisition	Par	Cost	Value	(unrestricted)	*	Price
Abraxas Petroleum Corp.	10/05/2009	756,924	$2,468,889	$3,321,248	$1.75		$4.3878
Buckeye Partners, LP, Class B	01/18/2011	446,177	$24,553,885	$26,194,205	$68.35		$58.7081
Clearwater Subordinate Note	09/29/2008	$741,219	$741,219	$244,602	$100.00		$33.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$17,661	$100.00		$33.00
Crestwood Midstrean
Partners, LP	04/01/2011	703,784	$17,000,011	$18,212,334	$30.56		$25.8777
PAA Natural Gas Storage, LP	02/08/2011	233,590	$4,869,412	$5,272,709	$24.47		$22.5724
Regency Energy Partners, LP	05/02/2011	958,333	$22,573,542	$24,090,928	$27.47		$25.1384
Total			$72,260,475	$77,353,687

*Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Semiannual Report l May 31, 2011 l 21

FMO l Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information l (unaudited)

Federal Income Tax Information
In January 2012, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Number of
Portfolios in
Name, Address*,	Term of		the Fund
Year of	Office** and	Principal Occupation during	Complex***
Birth and Position(s)	Length of	the Past Five Years and	Overseen	Other Directorships
held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc.	54	None
Year of birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Roman Friedrich III	Since 2011	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional	48	Director, Axiom Gold and
Year of birth: 1946		broker-dealer specializing in capital intensive industries such as energy, metals and mining		Silver. (2011-present),
Trustee		(2010 – present). Founder and President of Roman Friedrich & Company, Ltd. a mining		Windstorm Resources, Inc.
		and metals investment bank (1998 – present).		(2011-present), Zincore
Metals, Inc. (2009 –present).
Robert B. Karn III	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic	47	Director of Peabody Energy
Year of birth: 1942		Consulting, St. Louis office of Arthur Andersen, LLP.		Company, LP (2003
Trustee				– present), GP Natural
Resource Partners LLC
(2002- present)
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning	56	None
Year of birth: 1953		and business transactions (2000-present). Formerly, Executive Vice President, General
Trustee		Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager	53	Trustee, Bennett Group of
Year of Birth: 1958		of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp.		Funds (2011-present).
Trustee		(1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and
Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Friedrich and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

-Messrs. Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-Mr. Barnes, a Class I trustee, is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

As of April 15, 2011, Howard H. Kaplan, John M. Roeder and Joseph E. Gallagher, Jr. all resigned their positions as Trustees of the Fund.

Effective April 26, 2011, Roman Friedrich III was appointed as a Class II Trustee of the Fund.

***	The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

22 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Supplemental Information (unaudited) continued

Executive Officers

The Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*,	Term of
Year of Birth	Office** and
and Position(s)	Length of	Principal Occupation During the Past Five Years and
held with Registrant	Time Served	Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors,
Year of birth: 1959		Inc. and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain
Chief Executive Officer	Since 2010	other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
Chief Legal Officer	Since 2008	Euronext, Inc. (2000-2007).
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief
Year of Birth: 1955		Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief
Chief Accounting Officer,		Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment
Chief Financial Officer		Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Chief Compliance
Year of birth: 1957		Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer		Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Mark E. Mathiasen	Since 2007	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of
Year of Birth: 1978		certain other funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2006).
Secretary
James Cunnane, Jr.	Since 2007	Chief Investment Officer of Fiduciary Asset Management, LLC (2009-present). Formerly, Managing Director and Senior
8235 Forsyth Blvd., Suite 700		Portfolio Manager of Fiduciary Asset Management, LLC (1996-2008).
St. Louis, Mo 63105
Year of birth: 1970
Vice President
Quinn T. Kiley	Since 2009	Senior Vice President, Senior Portfolio Manager of Fiduciary Asset Management (2005-present). Formerly,
8235 Forsyth Blvd., Suite 700		Vice President of Banc of America Securities, Natural Resources Investment Banking Group (2001-2005).
St. Louis, Mo 63105
Year of birth: 1973
Vice President

*	Address for all Officers: unless otherwise noted 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l May 31, 2011 l 23

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

24 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval

On January 25, 2011, the Board of Trustees (the “Board”) of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, LLC (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request and to follow-up requests for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and of the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund. The Board considered the Adviser’s continuing integration into the Guggenheim organization and the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three month, six month, one year, three year, five year and since inception periods ended August 31, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended August 31, 2010. The Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was within the range of advisory fees of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board noted that the Fund may grow through the issuance of additional shares in connection with secondary offerings as had happened in 2009-2010, and that the Adviser and Sub-Adviser have agreed to waive their advisory and sub-advisory fees (“advisory fees”) on assets attributable to newly-issued shares for the first three months following the issuance of shares and waive 50% of their advisory fees for the subsequent three months following the issuance of shares. Nevertheless, the Board does not anticipate any significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Sub-Adviser, which may lead to future business opportunities.

Investment Sub-Advisory Agreement
With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board reviewed the financial statements of the Sub-Adviser’s parent company. The Board also considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board considered that, during the periods reviewed, the Fund’s total return based on net asset value for the three year, one year, six month and three month period ended August 31, 2010, was in line with the average total return of the peer group of funds. The Board also considered that the Fund had a competitive distribution rate on an annualized basis. With respect to the Fund’s market price performance, the Board noted that the Fund’s market price total returns trailed the market price returns of the average of the

Semiannual Report l May 31, 2011 l 25

FMO l Fiduciary/Claymore MLP Opportunity Fund l Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval continued

peer group funds over most of the periods reviewed but, since inception, the Fund’s market price total return performance had been positive in all periods reviewed.

The Board reviewed the sub-advisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to other client accounts including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Board also considered the Sub-Adviser’s representation that it does not charge a lower advisory or sub-advisory fee to any other client to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered, however, the Sub-Adviser’s statement that the Fund’s recent equity offerings may increase the size of the Fund and reduce its expense ratio as the Fund’s fixed expenses are spread over a larger asset base.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s ability to use soft dollars and the Sub-Adviser’s statement that it benefits from the exposure it receives because of the Fund.

Overall Conclusions
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Sub-Adviser.

26 l Semiannual Report l May 31, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Ronald A. Nyberg	John Sullivan
	Chief Accounting Officer,	Investment Sub-Adviser
Ronald E. Toupin, Jr., Chairman	Chief Financial Officer,	Fiduciary Asset Management, LLC
	and Treasurer	St. Louis, Missouri

	Bruce Saxon	Accounting Agent, Custodian and
	Chief Compliance Officer	Transfer Agent
The Bank of New York Mellon
	Mark E. Mathiasen	New York, New York
Secretary
Legal Counsel
	Quinn T. Kiley	Skadden, Arps, Slate, Meagher &
	Vice President	Flom LLP
New York, New York
James Cunnane, Jr.
	Vice President	Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheimfunds.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Semiannual Report l May 31, 2011 l 27

FMO l Fiduciary/Claymore MLP Opportunity Fund

About the Fund Manager l

Fiduciary Asset Management, LLC
FAMCO is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. As of May 31, 2011, FAMCO currently supervises and manages approximately $17.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

Investment Philosophy
FAMCO believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process
The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, FAMCO looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs FAMCO top-down process which considers a combination of quantitative, qualitative and relative value factors. FAMCO emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management, LLC 8235 Forsyth Boulevard Suite 700 St. Louis, MO 63105	Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (07/11)

                                CEF-FMO-SAR-0511

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the   procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:            /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:         August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          August 5, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          August 5, 2011